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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 5, 2007

                                  BLUEFLY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

              Delaware               001-14498            13-3612110
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   (State or Other Jurisdiction     (Commission         (I.R.S. Employer
        of Incorporation)           File Number)     Identification Number)

                  42 West 39th Street, New York, New York 10018
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 944-8000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.  AMENDMENT TO  ARTICLES OF  INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR.

         On August 8, 2006, the Securities and Exchange Commission approved a new NASDAQ listing standard setting forth Direct Registration System ("DRS") eligibility requirements. The DRS allows an investor's ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. In order to enable Bluefly, Inc. (the "Company") to participate in the DRS, on December 5, 2007, the Board of Directors of the Company amended Article 7 of the Company's By-laws to allow for the issuance of uncertificated shares.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.2     Amendment to By-laws of Bluefly, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 2007

                                             BLUEFLY, INC.


                                             By:    /s/ Patrick C. Barry
                                                    ----------------------------
                                             Name:  Patrick C. Barry
                                             Title: Chief Operating Officer and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

3.2     Amendment to By-laws of Bluefly, Inc.